SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

                  HALO COMPANIES, INC.
 (Exact name of Company as specified in its charter)

                            Delaware
(State or other jurisdiction of incorporation)

000-15862	13-3018466
(Commission File Number)	(IRS Employer Identification No.)

One Allen Center, Suite 110, 700 Central Expressway South, Allen, Texas 75013
                   (Address of principal executive offices)                                          (Zip Code)

Company’s telephone number, including area code:  (214) 644-0065

__________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On December 31, 2009, Bernard Zimmerman resigned from the Board of Directors of the Company.

(d)    On January 1, 2010, Tony Chron, President of the Company, was elected to the Board of Directors to fill the vacancy left by Bernard Zimmerman’s departure.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 4, 2010

HALO COMPANIES, INC.

By: ___________________________________________
       Brandon C. Thompson
           Chairman of the Board,
               Chief Executive Officer and Director